DRYDEN GLOBAL REAL ESTATE FUND

(FORMERLY, STRATEGIC PARTNERS REAL ESTATE FUND)

Supplement dated January 18, 2007

to the Statement of Additional Information dated May 31, 2006

At a recent meeting of the shareholders of Dryden Global Real Estate Fund (the “Fund”), shareholders approved the appointment of Prudential Real Estate Investors (“PREI®”) as the Fund’s new subadviser. Effective on or about January 19, 2007, PREI will assume responsibility for managing the Fund’s assets and the Fund’s current subadvisers (Wellington Management Company, LLP and Principal Real Estate Investors, LLC) will be terminated.

This supplement sets forth changes to the Fund’s Statement of Additional Information (SAI) that will be effective with the appointment of PREI on or about January 19, 2007:

In the section of Part I of the SAI entitled “Fund Classification, Investment Objectives & Policies,” the discussion of “foreign investment risk” appearing on page 5 of the SAI is hereby deleted. :

In the section of Part I of the SAI entitled “Management & Advisory Arrangements—Subadviser(s),” the table entitled “Subadvisory Fees Paid by PI” is hereby supplemented by adding the following information pertaining to PREI:

Fee Rate:	0.45% to $1 billion of average daily net assets;
0.40% over $1 billion of average daily net assets*

*Prudential Investments LLC and Prudential Investment Management,
Inc. (on behalf of PREI) have executed a waiver agreement, pursuant to which PI and PIM have agreed that PI will pay PREI 0.38% of the
Fund’s average daily net assets. The waiver agreement will remain in effect until further mutual agreement of the parties.

In the section of Part I of the SAI entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers,” the table entitled “Portfolio Managers: Information About Other Accounts” is revised by deleting all information pertaining to the portfolio managers for Wellington Management and Principal Real Estate, and substituting the following new information for PREI’s portfolio managers. The information with respect to the portfolio managers is as of January 1, 2007:

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/ Total Assets	Fund Ownership
Marc R, Halle	None	3 other pooled investment vehicles with total assets under management of $855 MM	1 other account with total assets under management of $37 MM	None
Rick J. Romano	None	6 other pooled investment vehicles with total assets under management of $1,818 MM	1 other account with total assets under management of $37 MM	None

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Christian Roos	None	6 other pooled investment vehicles with total assets under management of $1,818 MM	1 other account with total assets under management of $37 MM	None

In the section of Part I of the SAI entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest,” the discussion of the compensation and conflicts of interest policies of Wellington Management and Principal Real Estate are hereby deleted, and the following information pertaining to PREI’s compensation and conflicts of interest policies are substituted:

The managers of the fund are compensated based on the overall performance of the PREI’s Merchant Banking Group and PREI. Additionally, Officers of the GMBG (which includes the Portfolio Management team identified herein) receive compensation from Carried Interest that is generated by our real estate private equity funds. The Carried Interest compensation is tied to a multi-year vesting plan.

Specifically, there are three elements of compensation: carried interest, base salary, bonus.

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Base salary/bonus - reviews are completed for these components annually. Bonuses are generally based on investment performance, on the overall financial results of Prudential Investment Management, Prudential Real Estate Investors and the Global Merchant Banking Group, as well as the individual’s own performance and contribution. For officers, bonuses can range from 70% to 200% of base salary. PREI’s incentive compensation program is designed to align the interests of each investment professional with those of our clients. Total compensation is designed to be competitive with the market, but an individual’s actual compensation will vary. The size of the overall bonus pool available in a given year primarily depends on the financial performance of PREI and the investment performance of our clients’ accounts measured against each account’s benchmark. An individual’s share of the pool is based on his or her contribution toward meeting these goals. The individual’s contribution is determined based on a set of goals for that individual, the performance of the accounts in which the individual is involved and the judgment of senior management. Thus, the performance of our clients’ accounts, PREI and the individual are all important factors in the size of the annual bonus awarded to an individual.

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A major component of compensation is carried interest. Officers in the GMBG receive carried interests on all real estate private equity funds. Each GMBG investment professional is allocated a portion of the carried interest in the portfolios on which they work based on the level of involvement.

PREI and certain of its affiliates engage in various activities related to investment in real estate. For example, PREI or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PREI or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell,

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securities of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of the PREI or any of its affiliates. In addition, PREI or its affiliates as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the fund may hold or wish to hold. As a consequence of these activities, PREI’s ability to purchase or sell, or to chose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

In Appendix II of the SAI, entitled “Proxy Voting Policies of the Subadvisers,” all information pertaining to the proxy voting policies of Wellington Management and Principal Real Estate Investors is hereby deleted, and the following new information pertaining to PREI’s proxy voting policies is substituted:

Prudential Real Estate Investors:

Each proxy is reviewed and voted in accordance with the PREI Proxy Voting Policy. Generally, PREI will vote with management on routine matters such as the appointment of accountants. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis.

Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,
•	a proposal that is not addressed in the unit's policy statement, or

•   circumstances that suggest a vote not in accordance with the policy, the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

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